Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

TERMINATION AND TRANSITION AGREEMENT

This Termination and Transition Agreement (“Termination and Transition Agreement”) is made and entered into as of August 22, 2014 (the “Termination and Transition Effective Date”) by and between Biotie Therapies Inc. (formerly Synosia Therapeutics, Inc.), a corporation organized under the laws of the State of Delaware, with its principal office at 701 Gateway Blvd, Suite 350, South San Francisco, California 94080, United States (“Biotie Inc.”); Biotie Therapies AG (formerly Synosia Therapeutics AG and successor in the merger between Biotie Therapies AG and Biotie Therapies Holding AG (formerly Synosia Therapeutics Holding AG)), a company organized under the laws of Switzerland, with its principal office at Kohlenberg 3, 4051 Basel, Switzerland (“Biotie AG” and, collectively with Biotie Inc., “Biotie”) on the one hand, and UCB Biopharma S.P.R.L., a company organized under the laws of Belgium, with its principal office at Allée de la Recherche 60, B-1070 Brussels, Belgium (“UCB”), on the other hand.

Biotie and UCB are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Biotie and UCB (as successor-in-interest to UCB Pharma SA (“UCB Pharma”)) are parties to that certain License and Collaboration Agreement dated as of August 5, 2010, as amended by that certain letter agreement, dated January 24, 2011, that certain Amendment No. 2 to License and Collaboration Agreement, dated October 18, 2012, that certain Amendment No. 3 to License and Collaboration Agreement, dated November 29, 2012, that certain Amendment No. 4 to License and Collaboration Agreement, dated February 18, 2013, and that certain Amendment No. 5 to License and Collaboration Agreement, dated February 27, 2013, as supplemented and amended by the Amended Binding Term Sheet (collectively, as so amended, the “Agreement”);

WHEREAS, on March 20, 2014, UCB Pharma (as predecessor-in-interest to UCB) provided written notice to Biotie of termination of the Agreement, pursuant to Section 11.4.1 of the Agreement;

WHEREAS, as at the date of such notice of termination UCB Pharma and Biotie were negotiating, but had not executed, a proposed further, sixth amendment to the Agreement in respect of certain development activities with respect to the SYN-115 Product (the “SYN-115 Development Project”);

WHEREAS, effective as of May 1, 2014, UCB Pharma transferred certain of its activities to its Affiliate UCB, pursuant to which transfer UCB Pharma assigned and transferred to UCB, and UCB accepted and assumed, all of UCB Pharma’s rights, title and interest to, and obligations and liabilities under, the Agreement pursuant to Section 12.3.1 of the Agreement, and therefore, as of the date of this Termination and Transition Agreement, the sole parties to the Agreement are Biotie and UCB;

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

WHEREAS, by this Termination and Transition Agreement, the Parties wish to (a) provide for the termination of the Agreement (excluding the Surviving Obligations (as defined below) and except as otherwise expressly provided herein) and any other Prior Arrangements (as defined below), (b) replace and supersede all Prior Arrangements with this Termination and Transition Agreement, and (c) settle and release certain claims, in each case on the terms and conditions set forth herein and to establish and modify certain terms and conditions governing the Parties’ respective rights and obligations following such termination;

WHEREAS, UCB has voluntarily agreed to continue to perform certain activities in connection with the on-going development of the SYN-115 Product by Biotie, (notwithstanding termination of the Agreement and not being obligated under the terms of the Agreement (including the Surviving Obligations) to perform such activities), on the terms and conditions set forth herein; and

WHEREAS, in accordance with Section 12.8 of the Agreement, the Parties desire to amend certain terms of the Agreement in order to bring about the termination of the Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions.

1.1	Capitalized terms used but not otherwise defined in this Termination and Transition Agreement have the meanings provided in the Agreement.

1.2	“AAI” means AAIPharma Services Corp, a corporation organized under the laws of the State of Delaware, United States, having its offices at 2320 Scientific Park Drive, Wilmington, North Carolina 28405, United States.

1.3	“Additional Termination Product Data and Regulatory Documentation” means any Product Data or Regulatory Documentation that (a) is within the Termination Product Data and Regulatory Documentation but is not listed on Schedule 1.32, (b) is Controlled by UCB, and (c) is necessary or useful for the Exploitation of the Termination Product.

1.4	“Agreement” has the meaning set forth in the recitals to this Termination and Transition Agreement.

1.5	“Almac” means Almac Group, having its offices at 25 Fretz Road, Souderton, Pennsylvania 18964, United States.

1.6	“Amended Binding Term Sheet” means, collectively, the Binding Term Sheet between Biotie and UCB, dated February 26, 2013, as amended by that certain Amendment No. 1 to the Binding Term Sheet dated September 26, 2013, that certain Amendment No. 2 to the Binding Term Sheet dated December 19, 2013 and that certain Amendment No. 3 to the Binding Term Sheet dated March 4, 2014.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.7	“Balancing Payment” means [*****].

1.8	“Biotie External Costs” means the documented (i.e., as invoiced by Third Parties) direct out-of-pocket costs incurred by Biotie (or for its account by an Affiliate) after the Termination Date and, unless otherwise mutually agreed in writing by the Parties after the Termination and Transition Effective Date, up to and including December 31, 2014, for (a) the provision of services by Third Parties in connection with Biotie Post- Termination Activities; (b) the supply by Third Parties of goods (including SYN-115 and SYN-115 Product) for use in the course of such Biotie Post-Termination Activities (including applicable taxes, duties, shipping, handling, insurance and other costs charged by such Third Parties to Biotie or its Affiliate on top of the invoiced price of such goods); and (c) to the extent not already covered by clauses (a) and (b), out-of-pocket travel expenses of Biotie personnel, reasonably incurred by Biotie (or for its account by an Affiliate), to the extent they are incurred directly in the conduct of Biotie Post- Termination Activities, in each case measured in accordance with IFRS, consistently applied.

1.9	“Biotie FTE Costs” means the documented FTE costs of Biotie personnel incurred by Biotie (or for its account by an Affiliate) during the term of this Termination and Transition Agreement that are reasonably and directly allocable to the Biotie Post- Termination Activities, measured in accordance with IFRS, consistently applied.

1.10	“Biotie Partner Revenue” means all consideration in any form received by Biotie or any of its Affiliates from a Third Party licensee, sub-licensee or other third party for the grant of, or agreement to, a license, sublicense, sale, assignment, conveyance or other rights to develop, commercialize or otherwise exploit SYN-115, SYN-115 Product, Licensed Technology or Termination Product Data and Regulatory Documentation relating thereto, including any upfront fees, milestone payments (including development, regulatory, marketing and sales-based milestone payments), license maintenance fees, and royalties received by Biotie or its Affiliate from Third Parties with respect to sales of SYN-115 Product; but excluding: (a) any consideration by way of funding or reimbursement for Biotie’s or its Affiliate’s internal costs (calculated on a fully-burdened basis) and Third Party expenses for services performed by Biotie or its Affiliate, including FTE funding at a reasonable rate and out-of-pocket costs of materials, equipment and Third Party services, provided that such internal costs and Third Party expenses are supported by reasonable documentation; (b) payments for the provision of goods by Biotie or its Affiliate to compensate Biotie or its Affiliate for the fair market value of such goods; and (c) payments and reimbursements of patent costs actually incurred by Biotie or its Affiliate with respect to Patents Controlled by Biotie or any of its Affiliates that claim or cover SYN-115 or SYN-115 Product.

1.11	“Biotie Post-Termination Activities” has the meaning set forth in paragraph 3.1.

1.12	“Celerion” means Celerion, Inc., having offices at 621 Rose Street, Lincoln, Nebraska 68502, United States.

1.13	“Claims” has the meaning set forth in paragraph 15.1.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.14	“Dispute” has the meaning set forth in paragraph 22.1.

1.15	“Frontage” means Frontage Laboratories, Inc., a corporation organized under the laws of the State of Pennsylvania, United States, having its offices at 700 Pennsylvania Drive, Exton, Pennsylvania 19341, United States.

1.16	“ICC Rules” has the meaning set forth in paragraph 22.2.

1.17	“Lock-Up Agreement” means the Lock-Up Agreement between UCB S.A. and Biotie Therapies Corp. dated the Termination and Transition Effective Date.

1.18	“Nanjing” means Nanjing Pharmatechs Co Ltd, a Chinese corporation whose registered office is Yudao Street 158, Baixia, Nanjing 210007, China.

1.19	“Parexel” means Parexel International LLC, having offices at 195 West Street, Waltham MA 02451, United States.

1.20	“Prior Arrangements” means the Agreement (excluding the Surviving Obligations and except as otherwise expressly provided herein), any other obligations of the Parties with respect to the SYN-115 Development Project included in documents being negotiated by the Parties or otherwise, and any other agreements or arrangements by and between the Parties, whether written or oral; but, for clarity, excluding the Lock-Up Agreement.

1.21	“Released Claims” has the meaning set forth in paragraph 15.1.

1.22	“Retention Period” has the meaning set forth in paragraph 6.5.

1.23	“Scinopharm” means Scinopharm Taiwan, Ltd, a Taiwanese corporation with its principal place of business located at No. 1, Nan-Ke 8th Road, Southern Taiwan Science Park, Shan-Hua, Tainan, 74144, Taiwan.

1.24	“Sharp” means Sharp Clinical Services, Inc., a corporation organized under the laws of the State of Pennsylvania, United States, having its principal place of business at 300 Kimberton Rd., Phoenixville, Pennsylvania 19460, United States.

1.25	“Source Documents” means all recorded original observations and notations of Clinical Studies and all reports and records necessary for the evaluation and reconstruction of clinical activities, regardless of form.

1.26	“Surviving Obligations” means the provisions of the Agreement that expressly survive termination or expiration of the Agreement in accordance with Section 11.9.3 of the Agreement, as amended by paragraph 17 of this Termination and Transition Agreement.

1.27	“Surviving Sections” has the meaning set forth in paragraph 17.9.

1.28	“SYN-115 Development Project” has the meaning set forth in the recitals to this Termination and Transition Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.29	“SYN-115 IND” means the United States IND in respect of SYN-115, with IND number 078230, including all amendments thereto.

1.30	“Termination and Transition Effective Date” has the meaning set forth in the preamble to this Termination and Transition Agreement.

1.31	“Termination Date” has the meaning set forth in paragraph 2.1.

1.32	“Termination Product Data and Regulatory Documentation” means: (a) the Product Data and Regulatory Documentation generated by or on behalf of UCB (or UCB Pharma, as predecessor-in-interest to UCB) listed on Schedule 1.32; and (b) all Product Data and Regulatory Documentation with respect to the Termination Product made, collected or otherwise generated by or on behalf of UCB (or UCB Pharma, as predecessor-in-interest to UCB) in the course of the UCB Transitional Activities; but excluding, in any event, the SYN-115 IND.

1.33	“Termination Product” means the SYN-115 Product, in the form as described in the SYN-115 IND.

1.34	“UCB Transitional Activities” has the meaning set forth in paragraph 2.2.

1.35	References. Unless otherwise specified, (a) references in this Termination and Transition Agreement to any paragraph or Schedule means references to such paragraph or Schedule of this Termination and Transition Agreement, and (b) references to any agreement, instrument or other document in this Termination and Transition Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

1.36	Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Termination and Transition Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Termination and Transition Agreement or the intent of any provision contained in this Termination and Transition Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. The language of this Termination and Transition Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. All Schedules referred to in this Termination and Transition Agreement are intended to be and are hereby specifically incorporated into and made part of this Termination and Transition Agreement.

2.	Termination and UCB Transitional Activities.

2.1	The Parties hereby acknowledge and agree that the Agreement, excluding the Surviving Sections, shall be deemed to be terminated in its entirety pursuant to Section 11.4.1 of the Agreement, effective March 20, 2014 (the “Termination Date”).

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.2	The Parties desire to ensure an efficient and orderly transition of the SYN-115 Development Project to Biotie. To that end, during the term of this Termination and Transition Agreement and subject to Biotie’s compliance with its obligations hereunder, UCB shall undertake the activities set forth in Schedule 2.2 attached to this Termination and Transition Agreement (collectively, the “UCB Transitional Activities”). UCB shall perform the UCB Transitional Activities in accordance with Applicable Law and, subject to paragraph 2.3, shall use commercially reasonable efforts to perform the UCB Transitional Activities within the time frames described in Schedule 2.2 and to complete the UCB Transitional Activities by December 31, 2014, provided that UCB shall not have any liability for any failure to meet such time frames.

2.3	UCB shall be under no obligation to perform any UCB Transitional Activities after December 31, 2014, unless otherwise mutually agreed in writing by the Parties, except that if UCB has not completed any of the UCB Transitional Activities specified in items A, D, E.1.b., G.1. and G.2. of Schedule 2.2 on or before December 31, 2014, UCB shall use commercially reasonable efforts to perform such activities thereafter and until their completion unless otherwise mutually agreed in writing by the Parties.

2.4	Any and all documents to be provided or made available to Biotie by UCB hereunder shall be in the form(s) and format(s) used by UCB as of the date on which UCB is required to so provide or make available (as applicable) such documents to Biotie, and Biotie acknowledges and agrees that UCB does not and shall not have any obligation to carry out any conversion of such documents at any time.

2.5	Within five (5) Business Days following each of the Termination and Transition Effective Date, September 30, 2014 and December 31, 2014, UCB shall provide Biotie with a written summary, in reasonable detail, of the UCB Transitional Activities conducted by or on behalf of UCB during the preceding Calendar Quarter.

2.6	Subject to the terms and conditions of this Termination and Transition Agreement, Biotie hereby grants UCB a non-exclusive, royalty-free, worldwide license, under the Licensed Technology, with the right to sublicense only to UCB’s Affiliates and UCB’s and its Affiliates’ respective contractors, solely to the extent necessary to perform the UCB Transitional Activities, which license shall terminate on completion of the UCB Transitional Activities and, in any event no later than December 31, 2014, except to the extent expressly set forth in paragraph 2.3.

3.	Biotie Post-Termination Activities.

3.1	Biotie shall promptly undertake, or engage a Third Party to undertake on its behalf, the activities set forth in Schedule 3.1 attached to this Termination and Transition Agreement (the “Biotie Post-Termination Activities”). Biotie shall perform the Biotie Post- Termination Activities in accordance with Applicable Law and shall use commercially reasonable efforts to perform and complete the Biotie Post-Termination Activities within such time frames as are reasonably necessary for UCB to perform and complete the UCB Transitional Activities by December 31, 2014.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.2	For the avoidance of doubt, Biotie shall be solely responsible for (a) conducting further work with respect to finalizing the Termination Product Phase 3 Trial protocols; (b) updating the SYN-115 IND module 2 descriptions; and (c) updating the investigator brochure in respect of the Termination Product, using a format of Biotie’s choice; and UCB shall not have any obligation or responsibility with respect to any of (a) to (c), provided, however, that the foregoing shall not be construed to relieve UCB of its express obligations under this Termination and Transition Agreement.

3.3	Biotie shall collate and prioritize requests for assistance and limit requests for assistance to those that are necessary or reasonably required, and shall procure that all such requests are sent or copied to [*****] or such other individual at UCB as may be notified to Biotie by UCB from time to time. Biotie shall provide UCB with cooperation, assistance, information and documentation as reasonably requested by UCB to enable UCB to perform the UCB Transitional Activities, including reasonably providing to UCB in a timely manner answers to questions, information, technical consultations, and access to Biotie’s personnel. UCB shall provide Biotie with cooperation, assistance, information and documentation as reasonably requested by Biotie to enable Biotie to perform the Biotie Post-Termination Activities, including reasonably providing to Biotie in a timely manner answers to questions, information, technical consultations, and access to UCB’s personnel. In the event that a Party’s failure to perform its obligations under this Agreement, including providing the cooperation as set forth in this paragraph, hinders or prevents the other Party from performing any obligation hereunder, the other Party shall so notify the first Party in writing and shall be excused from performing such obligation to the extent and for so long as the first Party’s failure to perform continues.

4.	Payments.

4.1	Biotie:

a.	shall provide UCB, within [*****] following each of June 30, 2014, September 30, 2014 and December 31, 2014, with (i) an invoice for [*****], which invoice shall be in respect of the Biotie FTE Costs incurred by Biotie during the preceding Calendar Quarter; and (ii) a written summary, in reasonable detail, of the Biotie Post-Termination Activities conducted by or on behalf of Biotie during the preceding Calendar Quarter; and

b.	may provide UCB with invoices setting forth the Biotie External Costs incurred up to December 31, 2014 by or on behalf of Biotie in the performance of the Biotie Post-Termination Activities, on an as-incurred basis, provided that, in respect of each Biotie Post-Termination Activity, such Biotie External Costs invoiced by Biotie shall not exceed the corresponding maximum amount payable by UCB in respect of such Biotie Post-Termination Activity set forth in Schedule 3.1 (and UCB shall not have any obligation to pay any amount in excess of such corresponding maximum amount that is invoiced to UCB notwithstanding the foregoing).

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Subject to paragraphs 4.3 and 4.4, UCB shall pay each such invoice within [*****] from the date of receipt of such invoice.

4.2	Together with each invoice provided by Biotie, Biotie shall provide to UCB copies of specific invoices or other appropriate supporting documentation for any (a) Biotie External Costs invoiced by Biotie pursuant to paragraph 4.1; and (b) patent costs invoiced by Biotie pursuant to paragraph 4.5. In addition, if UCB so requests, Biotie shall promptly provide to UCB reasonable supporting documentation for Biotie FTE Costs.

4.3	Maximum Payment to Biotie. The aggregate payments to Biotie under paragraph 4.1 only shall not exceed USD 4,250,000. For the avoidance of doubt, such maximum aggregate payment limitation does not apply to, and is exclusive of, patent expenses subject to reimbursement by UCB pursuant to paragraph 4.5.

4.4	Balancing Payment.

a.	Biotie acknowledges and agrees that as at the Termination and Transition Date Biotie owes the Balancing Payment to UCB. The Balancing Payment shall be credited against the sums invoiced by Biotie pursuant to paragraph 4.1. On or after December 31, 2014, if the amount of the Balancing Payment exceeds the aggregate sums invoiced by Biotie pursuant to paragraph 4.1, UCB may invoice Biotie for the amount of such excess and Biotie shall pay such invoice within [*****] from the date of receipt of such invoice.

b.	The Parties hereby acknowledge and agree that the amounts payable by UCB pursuant to paragraph 4.1 and the Balancing Payment owed by Biotie to UCB collectively represent a fair and final accounting of the financial obligations of each Party to the other Party pursuant to Section 6.3 of the Agreement and the Sections of the Amended Binding Term Sheet headed “Development Milestones” and “CMC and pre-clinical activities” and which are due as of the Termination Date and no additional amounts shall be due by UCB to Biotie pursuant to Section 6.3 of the Agreement and the Section of the Amended Binding Term Sheet headed “Development Milestones”, or by Biotie to UCB pursuant to the Section of the Amended Binding Term Sheet headed “CMC and pre-clinical activities”.

4.5	Patent Expenses. No later than February 28, 2015, Biotie shall invoice UCB in respect of the reasonable documented (i.e., as invoiced by Third Parties) out-of-pocket expenses for the filing, prosecution or maintenance of Licensed Patents existing as at the Termination Date relating to the SYN-115 Product incurred by Biotie after the Termination Date, up to December 31, 2014 (to the extent not previously invoiced by Biotie to UCB and paid by UCB to Biotie prior to December 31, 2014), which costs, for the avoidance of doubt, shall exclude any costs of any contentious judicial or administrative litigation, oppositions or other proceedings not initiated by or on behalf of UCB or any of its Affiliates. UCB shall pay such invoice within [*****] from the date of receipt of such invoice.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.6	Expenses in relation to this Termination and Transition Agreement. Each Party shall pay the fees and expenses of its respective attorneys and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Termination and Transition Agreement.

4.7	Biotie Partner Revenue.

a.	Subject to paragraph 4.7b, Biotie shall pay UCB [*****] of all Biotie Partner Revenue received by Biotie or its Affiliates. Payments under this paragraph 4.7, shall be payable within [*****] after the receipt of the applicable Biotie Partner Revenue.

b.	The maximum amount payable to UCB pursuant to paragraph 4.7a shall be USD 4,250,000 or, if less, the aggregate amounts actually paid by UCB pursuant to paragraph 4.1.

5.	Third Party Agreements.

5.1	To the extent not assigned to Biotie prior to the Termination and Transition Effective Date, UCB shall use commercially reasonable efforts to assign (or cause its Affiliates to assign) to Biotie the agreements with UCB’s or any of its Affiliates’ Third Party contract manufacturing organizations that are specific to the Termination Product, SYN-115 or any intermediate of either of the foregoing, within sixty (60) days after the Termination and Transition Effective Date. If the consent of any Third Party is required in order to effect any such assignment, then UCB’s obligation shall not apply unless and until such Third Party consent is obtained. UCB shall use commercially reasonable efforts to obtain such consent of such Third Party but in no event shall UCB be obligated to provide any financial or other consideration to such Third Party or any other Person (other than UCB’s or its Affiliate’s accrued payment obligations to such Third Party under the applicable agreement) in order to obtain such consent. Subject to UCB’s compliance with its obligations set forth above in this paragraph 5.1, UCB may at any time after such sixty- (60-) day period terminate any or all of such agreements that have not been assigned to Biotie.

6.	Termination Product Data and Regulatory Documentation.

6.1	Transfer of Termination Product Data and Regulatory Documentation. UCB shall deliver to Biotie a copy (which may be in electronic form and shall be on a medium as mutually agreed by the Parties) of the Termination Product Data and Regulatory Documentation in its or its Affiliates’ Control and possession (a) to the extent that such Termination Product Data and Regulatory Documentation exists as at the Termination and Transition Effective Date, within sixty (60) days after the Termination and Transition Effective Date; or (b) otherwise, promptly upon the generation (or if generated by a Third Party, promptly following delivery to UCB) of the same, after the Termination and Transition Effective Date.

6.2	Ownership and Use of Termination Product Data and Regulatory Documentation. UCB hereby grants to Biotie the exclusive (except as expressly set forth below),

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

worldwide, royalty-free right and license, under UCB’s intellectual property rights in and to Termination Product Data and Regulatory Documentation, to use and reference, and to permit Biotie’s Affiliates and its Third Party licensees of SYN-115 Products to use and reference, all Termination Product Data and Regulatory Documentation as necessary or useful solely for the purpose of Exploiting SYN-115 Products, including the Termination Product. Biotie acknowledges and agrees that (a) UCB shall own and retain all right, title and interest in and to the Termination Product Data and Regulatory Documentation and any and all intellectual property rights with respect thereto, subject to the right and license expressly granted to Biotie pursuant to this paragraph 6.2 and subject to paragraph 7.2, and (b) UCB reserves the non-exclusive right to use the Termination Product Data and Regulatory Documentation for all purposes, including the Exploitation of SYN-115 Products; provided, however, that UCB covenants on behalf of itself and its Affiliates, that, until the expiration of the last-to-expire Valid Claim of the Licensed Patents, neither UCB nor any of its Affiliates will license, assign, transfer or convey any rights in or to the Termination Product Data and Regulatory Documentation to any Third Party (except in conjunction with a permitted assignment of this Termination and Transition Agreement and UCB’s rights and obligations hereunder in accordance with paragraph 26 hereof), or otherwise authorize, cause or permit any Third Party (other than a Third Party contract service provider performing services on behalf of UCB or its Affiliate) to use any Termination Product Data and Regulatory Documentation for the purpose of Exploitation of SYN-115 Products. No right or license under any Patents or Information of either Party is granted or shall be granted by implication. All such rights or licenses are or shall be granted only as expressly provided in the Surviving Obligations and this Termination and Transition Agreement.

6.3	Additional data and documentation. At any time prior to January 1, 2015, (a) if Biotie identifies any specific Additional Termination Product Data and Regulatory Documentation which was not delivered to Biotie pursuant to paragraph 6.1, Biotie shall notify UCB and (i) UCB shall use commercially reasonable efforts to locate such Additional Termination Product Data and Regulatory Documentation, and (ii) if the same are located, promptly provide a copy thereof to Biotie; and (b) if UCB identifies any specific Additional Termination Product Data and Regulatory Documentation which was not delivered to Biotie pursuant to paragraph 6.1, UCB shall promptly provide a copy thereof to Biotie.

6.4	Collaboration Licensed Product Know-How. Effective as of the Termination and Transition Effective Date, UCB hereby assigns to Biotie an undivided, one-half ownership interest in all Collaboration Licensed Product Know-How (excluding the Termination Product Data and Regulatory Documentation, which is covered separately in paragraph 6.2 above).

6.5

Raw Data and Source Documents. To the extent that UCB is required by Applicable Law to do so, UCB shall retain, or cause to be retained, all Raw Data and Source Documents underlying the Termination Product Data and Regulatory Documentation and books and records, in each case generated by or on behalf of UCB, or UCB Pharma, as predecessor-in-interest to UCB (but not by Biotie), and in the possession and Control of UCB as at the Termination and Transition Effective Date or during the term of this

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Termination and Transition Agreement, in the course of Development of the Termination Product conducted by or on behalf of UCB (other than by Biotie) that resulted in the generation of the Termination Product Data and Regulatory Documentation, in each case for so long as may be required by Applicable Law (the “Retention Period”). All such Raw Data, Source Documents, and books and records shall be retained with the same degree of protection as UCB would use with similar materials, data, books and records for its own products and product candidates, but no less than a reasonable degree of protection. UCB shall, upon reasonable advance written notice by Biotie, and during regular business hours, make, or direct its applicable contractor to make, such Raw Data, Source Documents, and books and records available at its or its contractor’s offices for review, copying and audit by Biotie’s representatives (which may include Third Party contractors of Biotie), subject to such representatives or contractors entering into confidentiality agreements and such other protective agreements with UCB and observing such UCB policies (including IT security and buildings access) as UCB may reasonably require. Such review, copying and audit right may be exercised no more than once per calendar year or if Biotie is required by Applicable Law to conduct such audit. On or after the expiry of the applicable Retention Period, UCB may destroy such Raw Data, Source Documents, books and records upon 60 days’ notice to Biotie, unless, during such 60-day notice period, Biotie requests in writing that the originals of such Raw Data, Source Documents, books and records be delivered to Biotie or its designee, in which case UCB shall deliver the same to Biotie or its designee in accordance with Biotie’s written direction and at Biotie’s cost. At any time prior to such expiry, Biotie may request in writing that a copy of all such Raw Data, Source Documents, and books and records be delivered to Biotie or its designee, in accordance with Biotie’s written direction and at Biotie’s cost. For clarity, prior to the expiry of the Retention Period or delivery to Biotie, UCB shall not discard or destroy the originals or all copies of any such Raw Data, Source Documents, or books and records without the prior written approval of Biotie.

7.	SYN-115 IND; Regulatory

7.1	2013-2014 Annual Report. UCB shall prepare and timely submit to FDA the annual report in respect of the SYN-115 IND covering the 2013-2014 reporting period in accordance with Applicable Law.

7.2	Transfer of SYN-115 IND. Biotie hereby acknowledges receipt of a copy of the SYN-115 IND. UCB hereby transfers, conveys and assigns to Biotie all right, title and interest in and to the SYN-115 IND. To effect the foregoing assignment, UCB shall submit or provide to Biotie to submit any notifications or other documents to FDA that are necessary to effect the transfer of the SYN-115 IND to Biotie.

7.3	Regulatory Cooperation. Except as otherwise required by Applicable Law, as of the date of transfer and assignment of the SYN-115 IND from UCB to Biotie pursuant to paragraph 7.2, Biotie shall have all rights and responsibilities with regard to communications with Regulatory Authorities with respect to the Exploitation of the Termination Product. For a period of three (3) months following the Termination and Transition Effective Date, UCB shall cooperate with Biotie’s reasonable requests for

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

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review of and comment on Biotie’s communications with the applicable Regulatory Authorities with respect to the Development of the Termination Product. For the period beginning on the Termination and Transition Effective Date through and including December 31, 2014, UCB shall cooperate with Biotie’s reasonable requests for review of and comment on the documents prepared by Biotie pursuant to paragraph 3.2.

8.	Use of Contractors. Each Party may contract with one or more Third Parties to conduct any or all of the activities for which it is responsible under this Termination and Transition Agreement (i.e., the UCB Transitional Activities or Biotie Post-Termination Activities, as applicable), provided that such Party shall at all times be responsible for the performance of any such contractor, including such contractor’s compliance with this Termination and Transition Agreement.

9.	Representations and Warranties.

9.1	Mutual Representations and Warranties. Each of Biotie Inc. and Biotie AG represents and warrants to UCB as of the Termination and Transition Effective Date, and UCB represents and warrants to each of Biotie Inc. and Biotie AG as of the Termination and Transition Effective Date, as follows:

a.	it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Termination and Transition Agreement and to carry out the provisions hereof, including to amend the Agreement, as expressly provided herein;

b.	it is duly authorized to execute and deliver this Termination and Transition Agreement and to perform its obligations hereunder, and the person or persons executing this Termination and Transition Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and

c.	this Termination and Transition Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

In addition, each Party represents and warrants to the other Party as of the Termination and Transition Effective Date (but without giving effect to paragraph 15) that (i) such Party is the sole and exclusive owner of all Claims that such Party purports to waive under paragraph 15, (ii) it has not assigned any such Claim to any other Person, and (iii) no other Person has any interest in any such Claims.

9.2	Limited UCB Representations and Warranties. UCB hereby represents and warrants to Biotie as of the Termination and Transition Effective Date that:

a.	neither UCB nor any of its Affiliates has filed any Blocking Patents or Collaboration Licensed Product Patent;

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THE SECURITIES ACT OF 1933, AS AMENDED.

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b.	so far as UCB is aware, Schedule 1.32 sets forth a complete list of all Product Data and Regulatory Documentation generated by UCB (or UCB Pharma, as predecessor-in-interest to UCB) in the course of performing its obligations and exercising its rights under the Agreement until termination of the Agreement;

c.	neither UCB nor any of its Affiliates has granted any Third Party any sublicense under the Licensed Technology, other than non-exclusive licenses to Third Party contractors for the purpose of Development of SYN-115 or SYN-115 Product pursuant to the Agreement;

d.	neither UCB nor any of its Affiliates has assigned, licensed or conveyed any other right or interest in or to the SYN-115 IND to any Third Party;

e.	neither UCB nor any of its Affiliates has filed any IND or equivalent thereto in respect of SYN-115 with any Regulatory Authority, other than amendments to the SYN-115 IND and a clinical trial application in the Netherlands in respect of Study PD00026; and

f.	neither UCB nor any of its Affiliates has registered, or applied for registration of, any trademark for SYN-115 or SYN-115 Product.

9.3	Mutual Acknowledgements.

a.	Each Party acknowledges, represents, warrants and agrees that no Joint Know- How (including Collaboration Licensed Product Know-How) and no Joint Patents (including Collaboration Licensed Product Patents) were conceived, discovered, developed or otherwise made under the Agreement.

b.	The Parties acknowledge and agree that the rights granted to Biotie and the performance of UCB’s obligations under paragraphs 2, 5, 6 and 7 of this Termination and Transition Agreement satisfy, or are in lieu of, the obligations of UCB under Section 11.8.2(a) of the Agreement.

10.

DISCLAIMER OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH IN THIS TERMINATION AND TRANSITION AGREEMENT, NO PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. IN THIS TERMINATION AND TRANSITION AGREEMENT, ALL INFORMATION AND MATERIALS (INCLUDING THE TERMINATION PRODUCT DATA AND REGULATORY DOCUMENTATION) PROVIDED TO BIOTIE OR ITS AFFILIATES OR CONTRACTORS UNDER THIS TERMINATION AND TRANSITION AGREEMENT ARE PROVIDED “AS IS,” “WITH ALL FAULTS,” AND “WITH ALL DEFECTS”.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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WITHOUT LIMITING THE FOREGOING, UCB DOES NOT MAKE ANY REPRESENTATION OR GRANT ANY WARRANTY THAT ANY INFORMATION OR MATERIALS PROVIDED UNDER THIS TERMINATION AND TRANSITION AGREEMENT ARE COMPLETE, AND BIOTIE EXPRESSLY DISCLAIMS ANY RELIANCE ON THE COMPLETENESS OF SUCH INFORMATION AND MATERIALS, AS TO WHICH BIOTIE AGREES TO MAKE ITS OWN CONFIRMATION OR PERFORM ITS OWN VERIFICATION.

11.	LIMITATION ON DAMAGES AND LIABILITY; EQUITABLE RELIEF.

11.1	EXCEPT IN CIRCUMSTANCES OF GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT BY A PARTY OR ITS AFFILIATES (OR IN THE CASE OF BIOTIE, ITS THIRD PARTY LICENSEES OR DISTRIBUTORS), OR WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTION 10.1 OR SECTION 10.2 OF THE AGREEMENT WITH RESPECT TO FACTS ARISING BEFORE THE TERMINATION AND TRANSITION EFFECTIVE DATE, OR WITH RESPECT TO A BREACH OF ARTICLE VIII OF THE AGREEMENT, OR WITH RESPECT TO THIRD PARTY CLAIMS UNDER PARAGRAPH 12 OF THIS TERMINATION AND TRANSITION AGREEMENT:

a.	NO PARTY NOR ANY OF ITS RESPECTIVE AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS (INCLUDING ANY HARM TO ITS BUSINESS OR GOODWILL), WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH THIS TERMINATION AND TRANSITION AGREEMENT OR ANY LICENSE OR RIGHT GRANTED HEREUNDER, ALL OF WHICH ARE HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT ANY PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

b.	IN NO EVENT SHALL THE AGGREGATE LIABILITY OF UCB AND ITS AFFILIATES AND ITS AND THEIR DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FOR ANY AND ALL LOSSES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS TERMINATION AND TRANSITION AGREEMENT, INCLUDING ANY AND ALL LOSSES UNDER OR ARISING OUT OF OR IN CONNECTION WITH UCB’S PERFORMANCE OR NON- PERFORMANCE OF THE UCB TRANSITIONAL ACTIVITIES OR ITS BREACH OF ANY TERM OR CONDITION OF THIS TERMINATION AND TRANSITION AGREEMENT (INCLUDING THE SURVIVING OBLIGATIONS), AND INCLUDING IN RELATION TO ANY THIRD PARTY CLAIMS THAT MIGHT BE BROUGHT AGAINST BIOTIE OR ANY OF ITS AFFILIATES, EXCEED (I) [*****] OR (II) SOLELY IN RESPECT OF UCB’S FAILURE TO PAY A VALID INVOICE SUBMITTED BY BIOTIE UNDER PARAGRAPH 4.1 AND IN ACCORDANCE WITH THIS AGREEMENT, THE AMOUNT OF SUCH INVOICE.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.	Indemnification.

12.1	By Biotie. In addition to its obligations under Section 10.2 of the Agreement, which survive solely with respect to matters arising or occurring before the Termination and Transition Effective Date, Biotie shall indemnify the UCB Indemnitees, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of: (a) the Development or Exploitation by Biotie, its Affiliates and their respective Third Party licensees and sublicensees of Licensed Compounds and Licensed Products; (b) the breach by Biotie of this Termination and Transition Agreement; or (c) gross negligence or wilful misconduct on the part of any Biotie Indemnitee in performing or having an Affiliate or Third Party perform on its behalf any of the Biotie Post-Termination Activities; except, in each case, to the extent that such Losses result from the gross negligence or willful misconduct of any UCB Indemnitee or the breach by UCB of any Surviving Obligation or any representation, warranty, covenant or agreement made by UCB in this Termination and Transition Agreement.

12.2	Procedure. The provisions of Sections 10.3 and 10.4 of the Agreement shall apply mutatis mutandis to Biotie’s indemnification obligations under paragraph 12.1 of this Termination and Transition Agreement.

13.	Insurance.

13.1	Biotie shall have and maintain, and shall ensure that its Affiliates and its and their sublicensees have and maintain, such type and amounts of liability insurance covering claims of bodily injury or property damage caused by Licensed Compound and Licensed Products and all other activities and obligations under and in relation to this Termination and Transition Agreement as is normal and customary in the pharmaceutical industry generally for Persons similarly situated, and shall upon request provide UCB with a certificate of insurance evidencing such required insurance policies. Notwithstanding the foregoing, at a minimum, Biotie shall have and maintain, and shall ensure that its Affiliates and its and their sublicensees have and maintain, during any period in which Biotie has indemnification obligations to UCB, (a) commercial general liability insurance of not less than $10,000,000 per occurrence and $10,000,000 general aggregate, including bodily injury and property damage coverage of not less than $1,000,000 per occurrence and $2,000,000 general aggregate; and (b) products liability/completed operations coverage with a minimum indemnity limit of $10,000,000 per claim and $10,000,000 general aggregate. Such policies shall (x) be provided by insurance carrier(s) with rating of not less than “A-” in the current edition of Best’s Key Rating Guide; and (y) show UCB as an additional insured as its interests may appear. Biotie shall provide to UCB at least thirty (30) days’ written notice prior to the cancellation or termination of such policy unless it secures alternative insurance fulfilling the requirements of this paragraph 13 that is effective prior to such cancellation or termination. Should Biotie maintain its liability insurance on a “claims made” basis, upon a change in the retroactive date, Biotie shall purchase “extended reporting period” (or “tail”) coverage for not less than five (5) years. Such policies shall remain in effect throughout the Term and shall not be cancelled without an equivalent replacement or

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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subject to a reduction of limits without the prior written authorization of UCB. To the extent that Biotie is responsible for a liability hereunder, the coverage afforded under these policies of insurance shall be primary to any liability insurance carried by UCB, which insurance shall be excess for claims and losses arising from bodily injury or property damage caused by Licensed Compound and Licensed Products or otherwise in the performance of this Termination and Transition Agreement.

14.	Licensed Patents.

14.1	No later than thirty (30) days after the Termination and Transition Effective Date, to the extent not already in the possession of or provided to Biotie or Biotie’s external patent counsel, UCB shall deliver, or cause its external patent counsel to deliver, to Biotie (or Biotie’s external patent counsel, as nominated by Biotie) true, complete and correct copies of the complete file wrappers and other documents relating to the prosecution, defense, maintenance, validity and enforceability of the Licensed Patents, which file wrappers and other documents are in the possession of UCB or its external patent counsel as of the Termination and Transition Effective Date. Until December 31, 2014, UCB shall provide reasonable cooperation and assistance to Biotie as necessary for Biotie to assume full responsibility for and control over the prosecution and maintenance of the Licensed Patents, such cooperation and assistance to include execution of any documents that may need to be submitted to any patent office for Biotie to prosecute and maintain the Licensed Patents throughout the world. Biotie acknowledges and agrees that from the Termination and Transition Effective Date onwards it shall be solely responsible for and UCB shall have no further rights, obligations or responsibility with respect to, preparing, filing, prosecuting (which term shall include the control of any interferences, reissue proceedings, oppositions and reexaminations) and maintaining the Licensed Patents and UCB shall have no further obligation or responsibility with respect to costs incurred with respect thereto, except to the extent expressly set forth above in this paragraph 14.1 and in paragraph 4.5.

15.	Settlement and Releases.

15.1

Each Party, on behalf of itself, its Affiliates and its and their predecessors, successors, and assigns, hereby releases the other Party and its Affiliates and its and their predecessors, successors, assigns, and its and their past, present and future officers, directors, partners, shareholders, employees, and agents from any and all past, present and future claims, rights, complaints, controversies, debts, expenses, damages, suits, demands, obligations, liabilities and causes of action of any nature whatsoever, legal and equitable, whether known or unknown, foreseen or unforeseen, matured or unmature, fixed or contingent, that a Party has, or shall or may have, under federal, state or local constitutions, laws, ordinances, regulations, orders or common law (“Claims”) relating to or arising out of, under or in connection with (a) the Exploitation by or on behalf of UCB or any of its Affiliates, or its or their Sublicensees or contractors, of the Licensed Compound and Licensed Products in the Territory prior to the Termination and Transition Effective Date; (b) the conduct of the SYN-115 Development Project by or on behalf of a Party or any of its Affiliates or contractors prior to the Termination and Transition Effective Date; or (c) the Prior Arrangements or their termination (the

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“Released Claims”); provided that neither UCB on the one hand nor Biotie on the other hereby releases the other from, and the Released Claims of each Party specifically exclude: (x) any Claims arising under this Termination and Transition Agreement (including the Surviving Obligations with respect to matters arising or occurring on or after the Termination and Transition Effective Date); or (y) any Claims by such Party for indemnification by the other Party under Surviving Section 10.1 or Surviving Section 10.2 (as applicable) of the Agreement in respect of Third Party Claims asserted against such Party with respect to matters arising or occurring before the Termination and Transition Effective Date.

15.2	Covenant Not to Sue. Each Party covenants and agrees not to commence, aid, prosecute, or cause to be commenced or prosecuted any action or other proceeding, with respect to any Released Claim.

15.3	No Admission of Liability or Wrongdoing. This Termination and Transition Agreement shall not be construed to be any admission of liability or wrongdoing by any of the Parties to this Termination and Transition Agreement.

16.	Waiver of California Civil Code Section 1542.

16.1	Each of the Parties hereby acknowledges that it has been informed of the provisions of California Civil Code Section 1542, which provides:

“A general release does not extend to those claims which the creditor does not know or expect to exist in his or her favor at the time of executing the release which, if known by him or her, must have materially affected his or her settlement with the debtor.”

16.2	In connection with the releases in paragraph 15 of this Termination and Transition Agreement, each of the Parties waives and relinquishes any and all rights or benefits available to it solely with respect to the Released Claims under the provisions of Section 1542 of the California Civil Code, as quoted above, and of any similar provisions of applicable law, and further acknowledges that it understands the significance and consequences of the waiver of the provisions of said Section 1542 and similar provisions.

16.3	Each of the Parties fully understands that as a result of the foregoing waivers of the provisions of Section 1542 and any similar provisions, should the facts with respect to which this Termination and Transition Agreement is executed be found hereinafter to be other than or different from the facts now believed to be true, the Party expressly accepts and assumes the risk of such possible difference in the facts, and agrees that this Termination and Transition Agreement and the releases provided for herein shall be and remain effective and binding in accordance with their terms, notwithstanding such difference in facts or changed circumstances, provided that the foregoing waivers of the provisions of Section 1542 and any similar provisions provided for herein shall not be construed as releasing either Party from liability for breach of any express representation or warranty made by such Party in this Termination and Transition Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

17.	Amendments to the Agreement and Surviving Obligations.

17.1	The following defined term is hereby added to ARTICLE I of the Agreement:

““Termination and Transition Agreement” means the termination and transition agreement with respect to this Agreement entered into by the Parties.”

17.2	The first paragraph of Section 8.1.1 of the Agreement is hereby amended and restated in its entirety as follows:

““Confidential Information” means all Information (including any and all data, results, know-how (including the Licensed Know-How), plans, and business information), Regulatory Documentation and other information, whether oral or in writing or in any other form, disclosed before, on or after the Effective Date of this Agreement by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”), including the terms and existence of this Agreement. Notwithstanding the foregoing, (a) the SYN-115 IND shall be the Confidential Information of Biotie, and Biotie shall be deemed to be the Disclosing Party and UCB the Receiving Party with respect thereto, and (b) Termination Product Data and Regulatory Documentation shall be the Confidential Information of UCB (with respect to Biotie) and of Biotie (with respect to UCB), and each Party shall be deemed both the Disclosing Party and the Receiving Party with respect thereto. Confidential Information may be used by the Receiving Party only for the purposes of exercising its rights or carrying out its obligations set forth in this Agreement or the Termination and Transition Agreement, provided that each Party’s use of the Termination Product Data and Regulatory Documentation shall be subject to paragraph 6.2 of the Termination and Transition Agreement. Notwithstanding the foregoing, Confidential Information shall not include any information that the Receiving Party can demonstrate by competent evidence:”

17.3	Section 8.1.1a of the Agreement is hereby amended and restated in its entirety as follows:

“is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no breach of this Agreement or the Termination and Transition Agreement, wrongful act, fault or negligence on the part of Receiving Party;”

17.4	Section 8.1.1b of the Agreement is hereby amended and restated in its entirety as follows:

“was in the Receiving Party’s possession prior to disclosure by the Disclosing Party without any obligation of confidentiality with respect to said information, as evidenced by its written records; provided, however, that the exception set forth in this Section 8.1.1b shall not apply to the SYN-115 IND or Termination Product Data and Regulatory Documentation, regardless of which Party first disclosed the same to the other Party;”

17.5	Section 8.2.4 of the Agreement is hereby amended and restated in its entirety as follows:

“Made by the Receiving Party as necessary to establish rights or enforce obligations under this Agreement or the Termination and Transition Agreement;”

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

17.6	Section 8.2.9 of the Agreement is hereby deleted and shall be of no further force or effect.

17.7	Subject to paragraph 6.2 of this Termination and Transition Agreement, UCB may disclose Termination Product Data and Regulatory Documentation:

a.	to the Regulatory Authorities as required in connection with any filing, application or request for regulatory approval of any product within the scope of UCB’s retained rights under paragraph 6.2 of this Termination and Transition Agreement; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, when available and applicable;

b.	to its Affiliates and its and their attorneys, auditors, advisors, consultants and contractors as may be necessary for the performance of UCB’s obligations under this Termination and Transition Agreement; provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of UCB pursuant to ARTICLE VIII of the Agreement (as amended by this Termination and Transition Agreement) and this paragraph 17.7; and

c.	to its Affiliates and its and their attorneys, auditors, advisors, consultants, contractors, existing or prospective collaboration partners or licensees or other Third Parties as may be necessary or useful for the exercise of UCB’s retained rights under paragraph 6.2 of this Termination and Transition Agreement; provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of UCB pursuant to ARTICLE VIII of the Agreement (as amended by this Termination and Transition Agreement) and this paragraph 17.7.

For the avoidance of doubt, any Termination Product Data and Regulatory Documentation disclosed by UCB as expressly permitted by this paragraph 17.7 shall continue to be the Confidential Information of UCB (with respect to Biotie) and of Biotie (with respect to UCB) as provided in Section 8.1.1 of the Agreement (as amended by paragraph 17.2 of this Termination and Transition Agreement) unless and until such time as such Termination Product Data and Regulatory Documentation comes within the exception set forth in Section 8.1.1a of the Agreement (as amended by paragraph 17.3 of this Termination and Transition Agreement) or in Section 8.1.1c or Section 8.1.1d of the Agreement.

17.8	Section 8.6 of the Agreement is hereby amended in its entirety by (a) replacing each instance of the word “hereunder” and the expression “under this Agreement” with the expression “under this Agreement or the Termination and Transition Agreement”; and (b) deleting the last sentence thereof.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

17.9	Section 11.9.3 of the Agreement is hereby amended and restated in its entirety as follows:

“Without limiting the foregoing, the following terms (collectively, the “Surviving Sections”) shall survive termination of the Agreement in accordance with their respective terms: ARTICLE I (as amended by paragraph 17.1 of this Termination and Transition Agreement), Sections 8.1 (except Section 8.1.3) and 8.2 (each, as amended by paragraphs 6.2 and 17.2 through 17.6 of this Termination and Transition Agreement), 8.3, 8.6 (as amended by paragraph 17.8), ARTICLE X (except that Sections 10.1 and 10.2 shall only survive in respect of matters arising or occurring before the Termination and Transition Effective Date), 11.8.1(a), 11.9.1, 11.9.3 (as amended by this paragraph 17.9 of this Termination and Transition Agreement), and ARTICLE XII (except Section 12.3, and except that Section 12.6 shall only survive in respect of matters arising or occurring before the Termination and Transition Effective Date).”

17.10	For clarity, wherever the term “Agreement” is used in the Surviving Sections of the Agreement, such term shall have the meaning assigned to it under this Termination and Transition Agreement, and such Surviving Sections of the Agreement are hereby amended to give effect to such definition.

18.	Suspension of Performance. In the event that Biotie ceases to perform, or have performed, the Biotie Post-Termination Activities (other than as a result of UCB having failed to perform any UCB Transitional Activity that was necessary for such performance by Biotie), UCB shall have the right to suspend its performance of its obligations under this Termination and Transition Agreement until such time that Biotie resumes performance of the Biotie Post-Termination Activities, provided that (a) any suspension under this paragraph 18 shall not toll the term or survival of any provision of this Termination and Transition Agreement or any Surviving Obligation, (b) nothing in this paragraph 18 shall require UCB to perform the UCB Transitional Activities after December 31, 2014.

19.	Entire Agreement; Amendments. This Termination and Transition Agreement constitutes the entire, final and exclusive agreement between the Parties with respect to the subject matter hereof and thereof. This Termination and Transition Agreement supersedes all Prior Arrangements with respect to the subject matter of this Termination and Transition Agreement, except that the Surviving Obligations shall remain in effect in accordance with their terms. No amendment, modification, release or discharge with respect to this Termination and Transition Agreement shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

20.	Waiver and Non-Exclusion of Remedies. Any term or condition of this Termination and Transition Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other Party whether of a similar nature or otherwise.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

21.	Governing Law, Jurisdiction, Venue and Service.

21.1	Governing Law. This Termination and Transition Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Termination and Transition Agreement to the substantive law of another jurisdiction.

21.2	Jurisdiction. Subject to paragraph 22, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Termination and Transition Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial.

21.3	Venue. Subject to paragraph 22, the Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Termination and Transition Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

21.4	Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in paragraph 25.1 shall be effective service of process for any action, suit or proceeding brought against it under this Termination and Transition Agreement in any such court.

22.	Dispute Resolution.

22.1

General. If a dispute arises between the Parties (being Biotie on the one hand and UCB on the other) in connection with this Termination and Transition Agreement or any document or instrument delivered in connection herewith, including the interpretation, validity, breach or termination thereof (a “Dispute”), then either Party shall refer such Dispute to the Chief Executive Officer of Biotie and the Chief Medical Officer of UCB with authority to resolve such Dispute for attempted resolution by good faith negotiations. In the event the two individuals referred to in the preceding sentence are unable to resolve such Dispute within fifteen (15) days of such Dispute being referred to them, UCB may refer the Dispute to its Chief Executive Officer and Biotie may refer the Dispute to the Chairman of the Board of Biotie or to a non-executive member of the Board of Biotie promptly designated by Biotie for attempted resolution by good faith negotiations. In the event the individuals referred to in the preceding sentences are unable to resolve such Dispute within thirty (30) days of such Dispute being referred to the Chief Executive Officer of Biotie and the Chief Medical Officer of UCB, then, upon the

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

written request of either Party to the other Party, the Dispute shall be finally settled by arbitration, as provided in paragraph 22.2.

22.2	Arbitration. Subject to paragraph 22.3 below, any Dispute that cannot be resolved under paragraph 22.1 within the applicable thirty (30) day period shall, as an exclusive remedy, be submitted to binding arbitration, to be held in New York, in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”) as such rules may be modified by this paragraph 22.2 or by agreement of the Parties. The arbitration shall be conducted in the English language before an arbitration panel composed of three arbitrators, who shall be selected as follows (a) each Party shall select one arbitrator within twenty (20) days after the date on which one of the Parties receives a request for arbitration in accordance with the ICC Rules; and (b) the third arbitrator, who shall act as chairman of the arbitration panel, shall be selected by the other two arbitrators, within twenty (20) days after the other two arbitrators have been selected; provided, however, that, in the event that a Party fails to select an arbitrator, or the two arbitrators selected by the Parties fail to select a third arbitrator, in accordance with the provisions of this paragraph 22.2, such arbitrator shall be appointed by the President of the International Court of Arbitration, upon written request therefor by either of the Parties. The arbitration panel itself shall decide any questions relating to the validity or scope of the arbitration agreement contained herein. Without prejudice to paragraph 22.4, either Party may apply to the arbitration panel for interim injunctive relief necessary to protect the rights or property of that Party pending resolution of the matter pursuant to this paragraph 22.2. The Parties shall have the right to be represented by counsel. Any award rendered by the arbitration panel shall be final and binding on the Parties absent manifest error, and shall be governed by the terms and conditions hereof, including the limitation on damages set forth in paragraph 11. The Parties agree that such an award may be enforced in any court of competent jurisdiction. The statute of limitations of the State of New York applicable to the commencement of a lawsuit shall apply to the commencement of arbitration under this paragraph 22.2. Each Party shall bear its own costs and expenses and attorneys’ fees, provided that the arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to require the non-prevailing Party to pay the arbitrator’s fees and any administrative fees of arbitration or to award to the prevailing Party reimbursement for any or all of its reasonable costs and expenses and attorneys’ fees. All proceedings and decisions of the arbitration panel shall be deemed Confidential Information of each of the Parties, and shall be subject to paragraph 27.

22.3	Intellectual Property Disputes. Notwithstanding any other provision of this Termination and Transition Agreement to the contrary, either Party may bring an action in any court of competent jurisdiction to resolve any Dispute pertaining to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to paragraph 22.2. For clarity, either Party may seek injunctive or other equitable relief, including a temporary restraining order, preliminary or permanent injunction or other interim, provisional or permanent equitable relief, from any competent judicial authority with respect to any Dispute pertaining to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

22.4	Interim Relief. Notwithstanding anything herein to the contrary, nothing in this paragraph 22 shall preclude either Party from applying to any competent judicial authority for interim or conservatory measures, including any injunctive or other equitable relief necessary to protect the interests of such Party, pending resolution of a matter pursuant to paragraph 22.2. The application of a Party to a judicial authority for such measures or for the implementation of any such measures ordered by the arbitration panel shall not be deemed to be an infringement or a waiver of the arbitration agreement and shall not affect the relevant powers reserved to the arbitration panel. This paragraph 22.4 shall be specifically enforceable.

23.	Counterparts. This Termination and Transition Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Termination and Transition Agreement may be executed by facsimile or other electronic signatures and such signatures shall be deemed to bind each Party as if they were original signatures.

24.	Severability. To the fullest extent permitted by Applicable Law, the Parties waive any provision of law that would render any provision in this Termination and Transition Agreement invalid, illegal, or unenforceable in any respect. If any provision of this Termination and Transition Agreement is held to be invalid, illegal, or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Termination and Transition Agreement. To the fullest extent permitted by Applicable Law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Termination and Transition Agreement shall remain in full force and effect, and the Parties shall use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal, or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

25.	Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Termination and Transition Agreement shall be in writing, shall refer specifically to this Termination and Transition Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this paragraph 25 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this paragraph 25. Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the third Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This paragraph 25 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Termination and Transition Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

25.1	Address for Notice.

If to UCB, to:

UCB Biopharma S.P.R.L.

Allée de la Recherche 60

B-1070 Brussels

Belgium

Attention: General Counsel

Facsimile: [*****]

If to Biotie, to:

Biotie Therapeutics, Inc.

701 Gateway Blvd, Suite 350

South San Francisco, California 94080

United States

Attention: Chief Executive Officer

Facsimile: [*****]

And to:

Biotie Therapeutics AG

Kohlenberg 3

4051 Basel

Switzerland

Attention: Chief Executive Officer

Facsimile: [*****]

26.

Assignment. Except as expressly provided hereunder, neither this Termination and Transition Agreement nor the Agreement, nor any rights or obligations hereunder or thereunder, may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided, however, that a Party may assign this Termination and Transition Agreement and its rights and obligations hereunder without the other Party’s consent: (a) in connection with the transfer or sale of all or substantially all of the business of such Party to which this Termination and Transition Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise; or (b) to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all duties and obligations by such Affiliate. The assigning Party shall provide written notice to the other Party within thirty (30) days after any such assignment to a Third Party or Affiliate. The rights and obligations of the Parties under this Termination and Transition Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this paragraph.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Any assignment or delegation not in accordance with this Termination and Transition Agreement shall be void.

27.	Confidentiality. The Parties acknowledge and agree that, except as expressly provided in paragraphs 6.2 and 17.2, (a) any information disclosed hereunder by one Party to another Party that would have been considered the Confidential Information of such first Party had it been disclosed under the Agreement shall be deemed to be the Confidential Information of such first Party and shall be subject to the Surviving Sections of ARTICLE VIII of the Agreement (as amended by paragraphs 17.2 through 17.6 and 17.8 of this Termination and Transition Agreement); and (b) all of the provisions of this Termination and Transition Agreement and all discussions and negotiations related thereto shall be deemed to be Confidential Information and subject to the Surviving Sections of ARTICLE VIII of the Agreement (as amended by paragraphs 17.2 through 17.6 and 17.8 of this Termination and Transition Agreement).

28.	Publications. UCB shall have the right to publish or present Product Data within the Termination Product Data and Regulatory Documentation solely in accordance with this paragraph 28 (and subject always to UCB’s obligations of confidentiality as referred to in paragraph 27); provided, however, that Biotie shall have the right to review and comment on any material proposed for disclosure or publication by UCB, such as by oral presentation, manuscript or abstract, which includes Product Data within the Termination Product Data and Regulatory Documentation. Before any such material is submitted for publication, UCB shall deliver a complete copy to Biotie at least fifty (50) days prior to submitting the material to a publisher or initiating any other disclosure. Biotie shall review any such material and give its comments to UCB within thirty-five (35) days of the delivery of such material to Biotie. UCB shall comply with Biotie’s request to delete references to Confidential Information of Biotie in any such material and shall correct any factual inaccuracies identified by Biotie in such material. In addition, UCB shall consider in good faith any request from Biotie to delay publication of, or delete references to, any specific item of Product Data within the Termination Product Data and Regulatory Documentation if publication of such item may, in Biotie’s good faith judgment, be detrimental to the further development of SYN-115. Any permitted publication or presentation of Product Data within the Termination Product Data and Regulatory Documentation proposed to be made by UCB under this paragraph 28 shall, at Biotie’s request, be jointly authored by the parties.

29.	Press Releases.

29.1

Neither Party shall issue any press release or other similar public communication relating to this Termination and Transition Agreement, its subject matter or the transactions covered by it, or the activities of the Parties under or in connection with this Termination and Transition Agreement, without the prior written approval of the other Party except (a) for the agreed form press releases issued by each Party on March 21, 2014; (b) for communications required by Applicable Law or the requirements of any securities exchange on which the issuing Party’s securities are traded, each as reasonably advised by the issuing Party’s counsel (which shall for the purpose of this paragraph 29 include such Party’s annual and half year or quarterly (as applicable) reports, and press and

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

analysts’ conferences and conference calls), provided that the other Party is given a reasonable opportunity (which shall be no less than five (5) Business Days) to review and comment on any such press release or public communication in advance thereof to the extent legally permitted and the issuing Party shall act in good faith to incorporate any comments provided by the other Party on such press release or public communication; (c) for information that has been previously disclosed publicly; or (d) as otherwise expressly set forth in this Termination and Transition Agreement.

29.2	Notwithstanding paragraph 29.1, Biotie shall at all times have the right to issue press releases or other similar public communications regarding the Exploitation by Biotie, its Affiliates and its and their respective Third Party licensees and sublicensees of SYN-115 Products and the results thereof, provided that Biotie shall not use the name of or otherwise reference or identify, expressly or impliedly, UCB or its Affiliates in any such press release or other similar public communication except as expressly permitted by Section 8.3 of the Agreement.

[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

THIS TERMINATION AND TRANSITION AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

UCB Biopharma S.P.R.L.		Biotie Therapies Inc.

By:	/s/ Detlef Thielgen	By:
Name:	Detlef Thielgen	Name:
Title:	Manager	Title:

By:
Name:
Title:

Biotie Therapies AG

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Termination and Transition Agreement]

27 (3)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

THIS TERMINATION AND TRANSITION AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

UCB Biopharma S.P.R.L.		Biotie Therapies Inc.

By:		By:	/s/ Timo Veromaa
Name:		Name:	Timo Veromaa
Title:		Title:	President & CEO

By:
Name:
Title:

Biotie Therapies AG

By:	/s/ Timo Veromaa
Name:	Timo Veromaa
Title:	President & CEO

By:
Name:
Title:

[Signature Page to Termination and Transition Agreement]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

THIS TERMINATION AND TRANSITION AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

UCB Biopharma S.P.R.L.		Biotie Therapies Inc.

By:		By:
Name:		Name:
Title:		Title:

By:
Name:
Title:

Biotie Therapies AG

By:
Name:
Title:

By:	/s/ Michael Mulqueen
Name:	Michael Mulqueen
Title:	V.P. Business Development

[Signature Page to Termination and Transition Agreement]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 1.32

Termination Product Data and Regulatory Documentation

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 2.2

UCB Transitional Activities

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Schedule 3.1

Biotie Post-Termination Activities and Post-Termination Development Costs

[*****]